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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   001-11077                  22-2722773
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      (State or Other               (Commission               (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On January 20, 2004, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports (the "Reports") with the U.S. Bankruptcy Court and the U.S. Trustee for the period from December 1, 2003 to December 31, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Exhibits

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
          99.1   -   DVI Financial Services Inc. Monthly Operating Report for
                     the period from December 1, 2003 to December 31, 2003.

          99.2   -   DVI Business Credit Corporation Monthly Operating Report
                     for the period from December 1, 2003 to December 31, 2003.

          99.3   -   DVI, Inc. Monthly Operating Report for the period from
                     December 1, 2003 to December 31, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI, INC.

                                                By: /s/ John P. Boyle
                                                   -----------------------------
                                                   John P. Boyle
                                                   Vice President & Secretary

Dated: January 20, 2004